SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     ---------------------------------------

                                February 7, 1997
                                 Date of Report
                        (Date of earliest event reported)


                             WESTERN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



STATE OF KANSAS                        1-3523                 48-0290150
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation)                        File Number)        Identification No.)


                        818 Kansas Avenue, Topeka, Kansas
                    (Address of principal executive offices)

                                      66612
                                   (Zip code)

                                 (913) 575-6300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1-4.         Not Applicable.
----------         ---------------


Item 5.            Other Events.
-------            -------------

                   On February 7, 1997, Western Resources, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Kansas City Power & Light Company ("KCPL").

                   On February 7, 1997, the Company issued a press release relating to the Merger Agreement, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference. A copy of the Merger Agreement is attached hereto as Exhibit 99.2.

Item 6.            Not Applicable.
-------            ---------------


                   Financial Statements, Pro Forma Financial Information
Item 7.            and Exhibits.
-------            -----------------------------------------------------


Exhibit No.        Description
-----------        -----------

99.1               Press Release issued by Western Resources,
                   Inc. on February 7, 1997.

99.2               Agreement and Plan of Merger Between Western Resources, Inc.
                   and Kansas City Power and Light Company, dated as of February 7, 1997

Item 8.            Not Applicable.
-------            ---------------

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WESTERN RESOURCES, INC.
                                                   (Registrant)


Date: February 10, 1997                       By: /s/  Jerry D. Courington
                                                 -------------------------
                                                 Jerry D. Courington
                                                 Controller

                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      ------------

99.1             Press Release issued by Western Resources,
                 Inc. on February 7, 1997.

99.2             Agreement and Plan of Merger Between Western Resources, Inc.
                 and Kansas City Power & Light Company, dated as of February 7, 1997.